UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)
Date of Report (Date of earliest event reported):  July 18, 2013

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On July 18, 2013, Gary L. Neale retired as Chairman of the Board of Directors of Modine Manufacturing Company (the “Company”) after completing 36 years of service.

On May 16, 2013, the Company issued a press release announcing Mr. Neale’s anticipated retirement and the appointment of Marsha C. Williams to the position of Lead Director, upon Mr. Neale’s retirement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On July 18, 2013, the Board of Directors of the Company adopted an amendment to the Company’s Bylaws to decrease the number of directors from nine to eight.

Section 3.01 of the Company’s Bylaws is amended to read as follows:

3.01            General Powers; Number and Classification.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its Board of Directors.  The Articles of Incorporation provide that the Board of Directors shall consist of such number of members as these Bylaws may provide, but not less than seven.  Until this Bylaw is amended to provide for a different number, the number of directors constituting the whole Board of Directors shall be eight.  No decrease in the number of directors shall have the effect of shortening the term of an incumbent director.

As provided in the Articles of Incorporation, the Board of Directors shall be divided into three classes as nearly equal in number as possible, as determined by the Board of Directors.  The term of office of a director shall be three years.  The classes of directors shall be staggered so that each expires in succeeding years.  At each annual meeting of stockholders, the number of directors equal to the number of the class whose terms expire at the time of such meeting shall be elected to hold office until the third succeeding annual meeting and until their successors shall have been elected.

The foregoing description of the Bylaws is qualified in its entirety by reference to the actual Bylaws, which are filed as Exhibit 3.1 to this Form 8-K and are hereby incorporated by reference.

Item 5.07                     Submission of Matters to a Vote of Security Holders

On July 18, 2013, the shareholders of Modine Manufacturing Company voted as follows:

Election of Directors

To elect Thomas A. Burke, Charles P. Cooley and Mary L. Petrovich to serve as directors until the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Thomas A. Burke	37,900,337	1,180,941	330,662	4,833,370
Charles P. Cooley	37,801,445	1,343,726	266,769	4,833,370
Mary L. Petrovich	37,697,601	1,438,748	275,591	4,833,370

Approval of Advisory Vote on Executive Compensation (Say on Pay)

To approve the advisory vote on executive compensation.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
33,445,556	2,232,270	3,734,114	4,833,370

Ratification of Independent Registered Public Accounting Firm

To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.  The results of the vote were as follows:

For	Against	Abstain
42,809,037	1,150,132	286,141

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Bylaws of Modine Manufacturing Company, as amended, effective July 18, 2013.

99.1	Press Release dated May 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By:	/s/ Margaret C. Kelsey
Margaret C. Kelsey
Vice President, General Counsel and Secretary

Date: July 22, 2013

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Bylaws of Modine Manufacturing Company, as amended, effective July 18, 2013.

99.1	Press Release dated May 16, 2013